                                                                    Exhibit 23.3

                      CONSENT OF BERWIND FINANCIAL, L.P.

     We consent to the use of our form of updated fairness opinion in this Post-Effective Amendment No. 1 to Registration Statement No.: 333-60400 of Promistar Financial Corporation on Form S-4.

                                        /s/ Berwind Financial, L.P.

                                        June 29, 2001